SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2013

FORCE MINERALS CORPORATION

(Exact name of Company as specified in its charter)

Nevada	000-52494	98-0462664
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
6302 Mesedge Drive, Colorado Springs, CO 80919
(Address of principal executive offices)
Phone: (970) 660-8197
(Company’s Telephone Number) 1400 16th Street, 16 Market, Suite 400, Denver, CO 80202 (Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(A)           PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(i)	On October 21, 2013, Anton & Chia LLP (the “Former Accountant”) resigned as the independent registered public accounting firm of Force Minerals Corporation. (the “Company”).

(ii)	The Company’s Board of Directors participated in and approved the decision to accept the Former Accountant’s resignation.

(iii)

The reports of Former Accountant on the Registrant’s consolidated unaudited financial statements for the audit as of November 30, 2012, and for the interim periods through August 31, 2013, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Registrant’s ability to continue as a going concern.

(iv)

The Registrant has provided the Former Accountant with a copy of the disclosures it is making in response to this Item.  The Registrant has requested the Former Accountant to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.  The Registrant has filed the letter furnished by the Former Accountant as an exhibit as part of its Current Report on Form 8-K that was filed with the SEC on October 25, 2013, and is incorporated by reference herein.

 (B)           NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 18, 2013, the Registrant engaged W. T. Uniack & Co. CPA’s as its new independent registered public accounting firm.  During the two most recent fiscal years and through November 18, 2013, the Registrant had not consulted with W. T. Uniack & Co. CPA’s regarding any of the following:

1.

The application of accounting principles to a specific transaction, either completed or proposed;

2.

The type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and none of the following was provided to the Registrant (a) a written report, or (b) oral advice that W. T. Uniack & Co. CPA’s concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial report issues; or

3.

Any matter that was the subject of a disagreement, as that term is defined in item 304(a)(1)(iv) of Regulation S-K.

ITEM 8.01 OTHER INFORMATION

Effective as of December 12, 2013, the Board of Directors of the Registrant determined that it was in the best interests of the Registrant and its stockholders that the Company change its address to 6302 Mesedge Drive, Colorado Springs, CO 80919 (the “Address Change”) and by resolution authorized, approved and adopted the Address Change.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBIT 16.1 - Responsive Letter from Anton & Chia LLP.	Filed with the SEC on October 25, 2013, as part of our Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Minerals Corporation

Date: December 12, 2013

By: /s/ Tim Deherrera

Tim Deherrera

President & CEO